UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange
Preferred Stock Purchase Rights	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 19, 2021, Fluor Corporation (the “Corporation”) amended and restated its existing credit facilities (the “Prior Facilities”) by entering into the $1,650,000,000 Second Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 19, 2021 among the Corporation, BNP Paribas, as Administrative Agent and an Issuing Lender, Bank of America, N.A., as Syndication Agent, Citibank, N.A. and Wells Fargo Bank, National Association, as Co-Documentation Agents, and the lenders party thereto (the “Amended Credit Facility”).

The Amended Credit Facility amends the Prior Facilities by: (i) terminating the Prior Facilities; (ii) removing Fluor B.V. as a potential borrower under the Amended Credit Facility; and (iii) containing customary financial and restrictive covenants, including a debt-to-capitalization ratio that cannot exceed 0.65 to 1.00, a limitation on the aggregate amount of debt of the greater of $750 million or €750 million for our subsidiaries, and a minimum liquidity threshold, defined as cash and marketable securities not related to variable interest entities plus the amount available for revolving loan advances under the Amended Credit Facility, of $1.5 billion, which may be reduced to $1.25 billion upon the repayment of debt.

The foregoing description of the amendments made to the Prior Facilities through the execution of the Amended Credit Facility does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Credit Facility, a copy of which will be filed with the Corporation’s 2020 annual report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2021	FLUOR CORPORATION

	By:	/s/ John R. Reynolds
John R. Reynolds
Executive Vice President, Chief Legal Officer and Secretary